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                                                                    EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "Agreement") is dated as of February 24, 2004, among SCOLR, Inc., a Delaware corporation (the "Company"), and the purchasers identified on the signature pages hereto (each a "Purchaser" and collectively the "Purchasers"); and

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly with the other Purchasers, desire to purchase from the Company in the aggregate, up to $10,500,000 of Common Stock and Warrants on the Closing Date.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

                  "Action" shall have the meaning ascribed to such term in
         Section 3.1(j).

                  "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

                  "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

                  "Closing" means the closing of the purchase and sale of the Common Stock and Warrants pursuant to Section 2.1(a).

                  "Closing Date" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Securities have been satisfied or waived.

                  "Closing Price" means on any particular date (a) the last reported closing bid price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 PM (New York time) as the last reported closing bid price for regular session trading on such day), or (b) if there is no such price on such date, then the

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         closing bid price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 PM (New York time) as the closing bid price for regular session trading on such day), or (c) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "pink sheets" published by the Pink Sheets LLC (formerly the National Quotation Bureau Incorporated, or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Purchasers of a majority in interest of the Shares then outstanding.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the common stock of the Company, $0.001 par value per share, and any securities into which such common stock may hereafter be reclassified.

                  "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

                  "Company Counsel" means Garvey Schubert Barer with offices at 1191 Second Avenue, Seattle Wa.

                  "Disclosure Schedules" means the Disclosure Schedules concurrently delivered herewith.

                  "Effective Date" means the date that the Registration Statement is first declared effective by the Commission.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "FW" shall mean Feldman Weinstein LLP with offices at 420 Lexington Avenue, New York, New York 10170-0002.

                  "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(o).

                  "Liens" means a lien, charge, security interest, encumbrance, right of first refusal or other restriction.

                  "Material Adverse Effect" shall have the meaning ascribed to such term in Section 3.1(b).

                  "Material Permits" shall have the meaning ascribed to such term in Section 3.1(m).

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                  "Per Share Purchase Price" equals $3.25, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement..

                  "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and each Purchaser, in the form of Exhibit A hereto.

                  "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

                  "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SEC Reports" shall have the meaning ascribed to such term in
         Section 3.1(h).

                  "Securities" means the Shares, the Warrants and the Warrant Shares.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

                  "Subscription Amount" means, as to each Purchaser, the amounts set forth below such Purchaser's signature block on the signature page hereto, in United States dollars and in immediately available funds.

                  "Subsidiary" shall have the meaning ascribed to such term in
         Section 3.1(a).

                  "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

                  "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

                  "Transaction Documents" means this Agreement, the Registration Rights Agreement, the Warrant and any other documents or agreements executed in connection with the transactions contemplated hereunder.

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                  "Warrants" means the Common Stock Purchase Warrants, in the form of Exhibit B, issuable to the Purchasers at the Closing, which warrants shall be exercisable immediately and have an exercise price equal to $4.75 and a term of exercise of 5 years.

                  "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

                                  ARTICLE II.
                                PURCHASE AND SALE

         2.1 Closing. At the Closing, the Purchasers shall purchase, severally and not jointly with the other Purchasers, and the Company shall issue and sell, in the aggregate, up to $10,500,000 of Common Stock and Warrants on the Closing Date. Each Purchaser shall purchase from the Company, and the Company shall issue and sell to each Purchaser, a number of Shares equal to such Purchaser's Subscription Amount divided by the Per Share Purchase Price. Upon satisfaction of the conditions set forth in Section 2.2 by all Purchasers and the Company, the Closing shall occur at the offices of FW, or such other location as the parties shall mutually agree.

         2.2 Closing Conditions.(a) At the Closing (unless otherwise specified below) the Company shall deliver or cause to be delivered to each Purchaser the following:

                           (i)      this Agreement duly executed by the Company;

                           (ii) within 3 Business Days of the Closing Date, a certificate evidencing a number of Shares equal to such Purchaser's Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

                           (iii) within 3 Business Days of the Closing Date, a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire up to the number of shares of Common Stock equal to 25% of the Shares to be issued to such Purchaser at the Closing;

                           (iv) the Registration Rights Agreement duly executed by the Company; and

                           (v) a legal opinion of Company Counsel of Garvey Schubert Barer substantially in the form of Exhibit C hereto.

                  (b) At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following:

                           (i)      This Agreement duly executed by such
                  Purchaser;

                           (ii) such Purchaser's Subscription Amount by wire transfer to the account of the Company as provided to the Purchasers in writing prior to the Closing Date; and

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                           (iii)    the Registration Rights Agreement duly
                  executed by such Purchaser.

                  (c) All representations and warranties of the other party contained herein shall remain true and correct as of the Closing Date and all covenants of the other party shall have been performed if due prior to such date.

                  (d) From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules delivered concurrently herewith, the Company hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to each
Purchaser:

                  (a) Subsidiaries. The Company has no direct or indirect subsidiaries. Any references to Subsidiaries in the Transaction Documents shall be disregarded.

                  (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect").

                  (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by

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         each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) with respect to the indemnification provisions set forth in the Registration Rights Agreement, as limited by public policy.

                  (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not
         (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

                  (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (a) the filing with the Commission of the Registration Statement, the application(s) to each Trading Market for the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, Form D and applicable Blue Sky filings and (b) such as have already been obtained or such exemptive filings as are required to be made under applicable securities laws.

                  (f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

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                  (g)      Capitalization. The authorized and outstanding
         capitalization of the Company is as described in the Company's most recent periodic report filed with the Commission. The Company has not issued any capital stock since such filing other than pursuant to the exercise of employee stock options under the Company's stock option plans and pursuant to the conversion or exercise of Common Stock Equivalents outstanding on the date thereof. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and except for employee and director stock options under the Company's stock option plans, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares. Except as disclosed in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

                  (h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC Reports" and, together with the Disclosure Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally

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         accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                  (i) Material Changes. Since the date of the most recent quarterly report on Form 10-Q, except as disclosed in the SEC Reports,
         (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

                  (j) Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or
         (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

                  (l) Compliance. Except as disclosed in the SEC Reports, neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result

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         in a default by the Company or any Subsidiary under), nor has the
         Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not have or reasonably be expected to result in a Material Adverse Effect.

                  (m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted and as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries, taken as a whole, and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, taken as a whole, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in material compliance.

                  (o) Patents and Trademarks. To the knowledge of the Company and each Subsidiary, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have or reasonably be expected to result in a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable.

                  (p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage

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         expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) for other employee benefits, including stock option agreements under any stock option plan of the Company.

                  (r) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

                  (s) Certain Fees. Except for fees payable to Rodman & Renshaw, Inc., no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The

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         Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

                  (t) Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

                  (u) Investment Company. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (v) Registration Rights. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

                  (w) Form S-3 Eligibility. The Company is eligible to register the resale of its Common Stock by the Purchasers under Form S-3 promulgated under the Securities Act.

                  (x) Listing and Maintenance Requirements. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  (y) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (z) Disclosure. The Company confirms that, neither the Company nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this

         Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (aa) No Integrated Offering. Relying in part on the representations of the Purchasers set forth in Section 3.2(j), neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf (provided, that the Company makes no representation with respect to the actions of Rodman & Renshaw, Inc.) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

                  (bb) Solvency. Based on the financial condition of the Company as of the Closing Date, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and including the anticipated proceeds of the sale of the Securities; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                  (cc) Taxes. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

                  (dd) Acknowledgment Regarding Purchasers' Purchase of Shares. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Shares. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

         3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

                  (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

                  (b) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (c) No Public Sale or Distribution. Such Purchaser is (i) acquiring the Shares and (ii) upon exercise of the Warrants will acquire the Warrant Shares, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (d) Accredited Investor Status. Such Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

                  (e) Reliance on Exemptions. Such Purchaser understands that the Shares and Warrants are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Common Stock and Warrants.

                  (f) Information. Such Purchaser and its advisors, if any, have been furnished with all publicly available materials relating to the business, finances and operations of the Company and such other publicly available materials relating to the offer and sale of the Shares and Warrants as have been requested by such Purchaser. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained herein. Such Purchaser understands that its investment in the Shares and Warrants involves a high degree of risk. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares and Warrants.

                  (g) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares and Warrants or the fairness or suitability of the investment in the Shares and Warrants nor have such authorities passed upon or endorsed the merits of the offering of the Shares and Warrants.

                  (h) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters, including investing in biotechnology companies, so as to be capable of evaluating the merits and risks of the prospective investment in the Shares and Warrants, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and Warrants and, at the present time, is able to afford a complete loss of such investment.

                  (i) Tax Liability. Such Purchaser has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Transaction Documents. With respect to such matters, such Purchaser relies solely on such advisors and not on any statements or representations of the Company or any of its agents other than the representations and warranties set forth herein. Such Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

         4.1 Transfer Restrictions.

                  (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company, to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

                  (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

                  The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the

         Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

                  (c) Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such date, the "Legend Removal Date", deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

                  (d) In addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the Closing Price of the Common Stock on the date such Securities are submitted to the Company's transfer agent) subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

                  (e) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section
         4.1 is predicated upon the Company's reliance on, and the Purchaser's agreement that, and each Purchaser hereby agrees that, the Purchaser will not sell any Securities except pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

         4.2 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any such holder of Securities, the Company shall deliver to such holder a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

         4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would required shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

         4.4 Limitation on Future Financing. From the date hereof until the earlier of 120 calendar days after the Closing Date or 15 calendar days after the Effective Date, the Company shall not effect a financing of its Common Stock or Common Stock Equivalents (a "Subsequent Financing"). Further, the Company shall not file any registration statement with respect to any Subsequent Financing prior to 15 calendar days after the Effective Date. Notwithstanding anything to the contrary herein, this Section 4.4 shall not apply to the following: (a) the granting of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose (and the exercise of such options), or (b) the exercise of any security issued by the Company in connection with the offer and sale of the Company's securities pursuant to this Agreement, or (c) the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the date hereof, provided such securities have not been amended since the date hereof, or (d) acquisitions or strategic investments, the primary purpose of which is not to raise capital.

         4.5 Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m. Eastern time on the Business Day following the date hereof, file a Current Report on Form 8-K, disclosing the transactions contemplated hereby and make such other filings and notices in the manner and time required by the Commission. The Company and each Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause
(i) or (ii).

         4.6 Shareholders Rights Plan. No claim will be made or enforced by the Company or any other Person that any Purchaser is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

         4.7 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         4.8 Use of Proceeds. Except as set forth on Schedule 4.8 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

         4.9 [Intentionally Omitted]

         4.10 Indemnification of Purchasers. The Company will indemnify and hold the Purchasers and their Affiliates, directors, officers, shareholders, partners, employees, controlling persons and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to: (a) any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents; or
(b) any cause of action, suit or claim brought or made against such Purchaser Party by any Person and arising solely out of or solely resulting from the execution, delivery, performance or enforcement of this Agreement or any of the other Transaction Documents, including without limitation by the purchase of the Securities, and without causation by any other activity, obligation, condition or liability pertaining to such Purchaser. The Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.

         4.11 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to the Warrants.

         4.12 Listing of Common Stock. The Company hereby agrees to use commercially reasonable efforts to maintain the listing of the Common Stock on the Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list the applicable Shares and Warrant Shares on the Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares and the Warrant Shares, and will take such other action as is necessary or desirable in the opinion of the Purchasers to cause the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

         4.13 Equal Treatment of Purchasers. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat for the Company the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

         4.14 Short Selling. Each Purchaser understands and acknowledges that the SEC currently takes the position that coverage of short sales of shares of the Common Stock "against the box" prior to the Effective Date of the Registration Statement with the Shares purchased hereunder is a violation of
Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Accordingly, each Purchaser hereby agrees not to use any of the Shares to cover any short sales made prior to the Effective Date.

                                   ARTICLE V.
                                  MISCELLANEOUS

         5.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

         5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

         5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers".

         5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10.

         5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         5.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and delivery of the Shares.

         5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

         5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         5.14 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall, to the extent permissible under applicable law, be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         5.15 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FW. FW does not represent any of the Purchasers in this transaction but only the placement agent. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

                            (Signature Page Follows)

            IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SCOLR, INC.                                     Address for Notice:
                                                ------------------



By: /s/ Daniel O. Wilds                         Tel: 425-373-0171 Ext. 1006
    ------------------------
    Name: Daniel O. Wilds                       Fax: 425-373-0181
    Title: President and CEO

With copy to (which shall not constitute notice):

                           [SIGNATURE PAGE CONTINUES]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Alexandra Global Master Fund Ltd.

Signature of Authorized Signatory of Investing entity: /s/ Vadim Iosilevich
                                                       -------------------------

Name of Authorized Signatory: Vadim Iosilevich for Alexandra Investment Management, LLC

Title of Authorized Signatory: Principal

e-mail address: vadim.iosilevich@alexandra.net


Address for Notice of Investing Entity:


Vadim Iosilevich

Alexandra Investment Management

767 Third Avenue

39th Floor

New York, NY 10021



Address for Delivery of Securities for Investing Entity (if not same as above):

Subscription Amount: $1,007,500

Shares: 310,000

Warrant Shares: 77,500

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Atlas Equity I, Ltd.

Signature of Authorized Signatory of Investing entity: /s/ Dmitry Balyasny
                                                       -------------------------

Name of Authorized Signatory:  Dmitry Balyasny

Title of Authorized Signatory: Managing Member of Balyasny Asset Management, L.P., Manager of Atlas Equity I, Ltd.

e-mail address: mgottlieb@bam-us.com

                mlevine@bam-us.com


Address for Notice of Investing Entity:


c/o Balyasny Asset Management, L.P.

181 W. Madison, Suite 3600

Chicago, IL 60602

Attn: Michael Levine



Address for Delivery of Securities for Investing Entity (if not same as above):




Subscription Amount: $1,000,002.25

Shares: 307,693

Warrant Shares: 76,923

EIN Number:  [THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Cranshire Capital, L.P.

Signature of Authorized Signatory of Investing entity: /s/ Mitchell Kopin
                                                       -----------------------

Name of Authorized Signatory: Mitchell Kopin

Title of Authorized Signatory: President - Downsview Capital, The General
Partner

e-mail address: cranshire@aol.com


Address for Notice of Investing Entity:


666 Dundee Road

Suite 1901

Northbrook, IL 60062



Address for Delivery of Securities for Investing Entity (if not same as above):




Subscription Amount: $499,999.50

Shares: 153,846

Warrant Shares: 38,462

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Elliott Associates, L.P.

Signature of Authorized Signatory of Investing entity: /s/ Elliot Greenberg
                                                       ------------------------

Name of Authorized Signatory: Elliot Greenberg, Vice President

Title of Authorized Signatory: By: Elliott Capital Advisors, L.P., as general partner

                               By: Braxton Associates, Inc., as general partner

e-mail address: _______________________


Address for Notice of Investing Entity:


712 Fifth Avenue

New York, NY 10019


Address for Delivery of Securities for Investing Entity (if not same as above):



Subscription Amount: 199,998.50

Shares: 61,538

Warrant Shares: 15,385

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Elliott International, L.P.

Signature of Authorized Signatory of Investing entity: /s/ Elliot Greenberg
                                                       -------------------------

Name of Authorized Signatory: Elliot Greenberg, Vice President

Title of Authorized Signatory: By: Elliott International Capital Advisors Inc. as attorney-in-fact

e-mail address: _______________________


Address for Notice of Investing Entity:


712 Fifth Avenue

New York, NY 10019



Address for Delivery of Securities for Investing Entity (if not same as above):




Subscription Amount: 300,001

Shares: 92,308

Warrant Shares: 23,077

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Omicron Master Trust


Signature of Authorized Signatory of Investing entity: /s/ Bruce Bernstein
                                                       -------------------------

Name of Authorized Signatory: Bruce Bernstein

Title of Authorized Signatory: Managing Partner

e-mail address: bb@omicroncapital.com


Address for Notice of Investing Entity:


810 Seventh Ave., 39th Floor

New York, NY 10019

Attn: Brian Daly

Tel: 212 803-5261

Fax: 212 803-5269



Address for Delivery of Securities for Investing Entity (if not same as above):




Subscription Amount: $749,999.25

Shares: 230,769

Warrant Shares: 57,692

EIN Number:  [THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Portside Growth and Opportunity Fund

Signature of Authorized Signatory of Investing entity: /s/ Jeff Smith
                                                       -----------------------

Name of Authorized Signatory: Jeff Smith

Title of Authorized Signatory: Authorized Signatory

e-mail address: jsmith@ramius.com


Address for Notice of Investing Entity:


c/o Ramius Capital Group, LLC

666 Third Avenue, 26th Floor

New York, NY 10017



Address for Delivery of Securities for Investing Entity (if not same as above):




Subscription Amount: $500,000

Shares: 153,846

Warrant Shares: 38,462

EIN Number:  [THIS UNDER SEPARATE COVER]


                          [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: RHP Master Fund, Ltd.

Signature of Authorized Signatory of Investing entity: /s/ Keith S. Marlowe
                                                       -------------------------

Name of Authorized Signatory: Keith S. Marlowe, Director

Title of Authorized Signatory: By: Rock Hill Investment Management, L.P.

                               By: RHP General Partner, LLC

e-mail address: _______________________


Address for Notice of Investing Entity:


c/o Rock Hill Investment Management, L.P.

3 Bala Plaza - East, Suite 585

Bala Cynwyd, PA 19004



Address for Delivery of Securities for Investing Entity (if not same as above):




Subscription Amount: $249,999.75

Shares: 76,923

Warrant Shares: 19,231

EIN Number:  [THIS UNDER SEPARATE COVER]


                          [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: SF Capital Partners Ltd.

Signature of Authorized Signatory of Investing entity: /s/ Brian Davidson
                                                       -------------------------

Name of Authorized Signatory: Brian Davidson

Title of Authorized Signatory: Authorized Signatory

e-mail address: _______________________


Address for Notice of Investing Entity:




Address for Delivery of Securities for Investing Entity (if not same as above):





Subscription Amount: $749,996.00

Shares: 230,768

Warrant Shares: 57,692

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Slava Volman


Signature of Authorized Signatory of Investing entity: /s/ Slava Volman
                                                       -----------------------

Name of Authorized Signatory: Slava Volman

Title of Authorized Signatory: Individual

e-mail address: _______________________


Address for Notice of Investing Entity:


Slava Volman

200 East 64th Street, Apt 28B

New York, NY 10021



Address for Delivery of Securities for Investing Entity (if not same as above):




Subscription Amount: $113,750

Shares: 35,000

Warrant Shares: 8,750

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Spectra Capital Management, LLC

Signature of Authorized Signatory of Investing entity: /s/ Gregory I. Porges
                                                       -----------------------

Name of Authorized Signatory: Gregory I. Porges

Title of Authorized Signatory: Sole Member

e-mail address: _______________________


Address for Notice of Investing Entity:


Spectra Capital Management, LLC

120 Broadway, 20th Floor

New York, NY 10271



Address for Delivery of Securities for Investing Entity (if not same as above):




Subscription Amount: $250,000

Shares: 76,923

Warrant Shares: 19,231

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: SRG Capital, Inc.

Signature of Authorized Signatory of Investing entity: /s/ Andrew Turchin
                                                       ------------------------

Name of Authorized Signatory: Andrew Turchin

Title of Authorized Signatory: Chief Financial Officer

e-mail address: _______________________


Address for Notice of Investing Entity:


SRG Capital, Inc.

120 Broadway, 40th Floor

New York, NY 10271



Address for Delivery of Securities for Investing Entity (if not same as above):




Subscription Amount: $300,001

Shares: 92,308

Warrant Shares: 23,077

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Topaz Partners


Signature of Authorized Signatory of Investing entity: /s/ Herbert J. Marks
                                                       -----------------------

Name of Authorized Signatory: Herbert J. Marks

Title of Authorized Signatory: Managing Director

e-mail address: _______________________


Address for Notice of Investing Entity:


c/o Jemmco Capital

900 Third Avenue

New York, NY  10022



Address for Delivery of Securities for Investing Entity (if not same as above):




Subscription Amount: 2,000,001.25

Shares: 615,385

Warrant Shares: 153,846

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Dolphin Offshore Partners, L.P.

Signature of Authorized Signatory of Investing entity: /s/ Peter E. Salas
                                                       ------------------------

Name of Authorized Signatory: Peter E. Salas

Title of Authorized Signatory: General Partner

e-mail address: _______________________


Address for Notice of Investing Entity:


c/o Dolphin Asset Management Corp.

129 East 17th Street

New York, NY 10003



Address for Delivery of Securities for Investing Entity (if not same as above):




Subscription Amount: $325,000

Shares: 100,000

Warrant Shares: 25,000

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

          [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Interdynamic Fund Biomed Tech


Signature of Authorized Signatory of Investing entity: /s/ Norman Schleifer
                                                       -----------------------

Name of Authorized Signatory: Norman Schleifer

Title of Authorized Signatory: Chief Financial Officer

e-mail address: _______________________


Address for Notice of Investing Entity:


c/o Merlin Biomed Group

230 Park Avenue, Suite 928

New York, NY 10169

Attn: Norman Schleifer



Address for Delivery of Securities for Investing Entity (if not same as above):




Subscription Amount: $78,000

Shares: 24,000

Warrant Shares: 6,000

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: J. Michael Reisert, Inc.

Signature of Authorized Signatory of Investing entity: /s/ J. Michael Reisert
                                                       -----------------------

Name of Authorized Signatory: J. Michael Reisert

Title of Authorized Signatory: President

e-mail address: _______________________


Address for Notice of Investing Entity:


1040 Bayview Drive, Suite 428

Fort Lauderdale, FL 33304



Address for Delivery of Securities for Investing Entity (if not same as above):




Subscription Amount: $32,500

Shares: 10,000

Warrant Shares: 2,500

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Meadowbrook Opportunity Fund LLC

Signature of Authorized Signatory of Investing entity: /s/ Michael Ragins
                                                       -----------------------

Name of Authorized Signatory: Michael Ragins

Title of Authorized Signatory: Manager

e-mail address: _______________________


Address for Notice of Investing Entity:


100 Tri State International, Suite 260

Lincolnshire, IL 60069



Address for Delivery of Securities for Investing Entity (if not same as above):




Subscription Amount: $325,000.00

Shares: 100,000

Warrant Shares: 25,000

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Merlin Biomed II, L.P.

Signature of Authorized Signatory of Investing entity: /s/ Norman Schleifer
                                                       -----------------------

Name of Authorized Signatory: Norman Schleifer

Title of Authorized Signatory: Chief Financial Officer

e-mail address: _______________________


Address for Notice of Investing Entity:


c/o Merlin Biomed Group

230 Park Avenue, Suite 928

New York, NY 10169

Attn: Norman Schleifer



Address for Delivery of Securities for Investing Entity (if not same as above):




Subscription Amount: $123,500

Shares: 38,000

Warrant Shares: 9,500

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Merlin Biomed International, Ltd.

Signature of Authorized Signatory of Investing entity: /s/ Norman Schleifer
                                                       -------------------

Name of Authorized Signatory: Norman Schleifer

Title of Authorized Signatory: Chief Financial Officer

e-mail address: _______________________


Address for Notice of Investing Entity:


c/o Merlin Biomed Group

230 Park Avenue, Suite 928

New York, NY 10169

Attn: Norman Schleifer



Address for Delivery of Securities for Investing Entity (if not same as above):




Subscription Amount: $175,500

Shares: 54,000

Warrant Shares: 13,500

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

          [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Merlin Biomed Longterm Appreciation Fund, L.P.

Signature of Authorized Signatory of Investing entity: /s/ Norman Schleifer
                                                       ----------------------

Name of Authorized Signatory: Norman Schleifer

Title of Authorized Signatory: Chief Financial Officer

e-mail address: _______________________


Address for Notice of Investing Entity:


c/o Merlin Biomed Group

230 Park Avenue, Suite 928

New York, NY 10169

Attn: Norman Schleifer



Address for Delivery of Securities for Investing Entity (if not same as above):




Subscription Amount: $273,000

Shares: 84,000

Warrant Shares: 21,000

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Merlin Biomed Offshore Master Fund, L.P.

Signature of Authorized Signatory of Investing entity: /s/ Norman Schleifer
                                                       -----------------------

Name of Authorized Signatory: Norman Schleifer

Title of Authorized Signatory: Chief Financial Officer

e-mail address: _______________________


Address for Notice of Investing Entity:


c/o Merlin Biomed Group

230 Park Avenue, Suite 928

New York, NY 10169

Attn: Norman Schleifer



Address for Delivery of Securities for Investing Entity (if not same as above):




Subscription Amount: $702,000

Shares: 216,000

Warrant Shares: 54,000

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Merlin Biomed, L.P.

Signature of Authorized Signatory of Investing entity: /s/ Norman Schleifer
                                                       -----------------------

Name of Authorized Signatory: Norman Schleifer

Title of Authorized Signatory: Chief Financial Officer

e-mail address: _______________________


Address for Notice of Investing Entity:


c/o Merlin Biomed Group

230 Park Avenue, Suite 928

New York, NY 10169

Attn: Norman Schleifer



Address for Delivery of Securities for Investing Entity (if not same as above):




Subscription Amount: $273,000

Shares: 84,000

Warrant Shares: 21,000

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Michael Taglich

Signature of Authorized Signatory of Investing entity: /s/ Michael Taglich
                                                       ---------------------

Name of Authorized Signatory: __________________________

Title of Authorized Signatory: __________________________

e-mail address: _______________________


Address for Notice of Investing Entity:



98 Bay Street

Sag Harbor, NY 11963


Address for Delivery of Securities for Investing Entity (if not same as above):

c/o Taglich Brothers

1370 6th Ave, 31st FL

New York, NY 10019




Subscription Amount: $31,300.75

Shares: 9,631

Warrant Shares: 2,408

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Robert F. Taglich

Signature of Authorized Signatory of Investing entity: /s/ Robert F. Taglich
                                                       ----------------------

Name of Authorized Signatory: __________________________

Title of Authorized Signatory: __________________________

e-mail address: _______________________


Address for Notice of Investing Entity:


700 New York Avenue, Suite B

Huntington, NY 11743



Address for Delivery of Securities for Investing Entity (if not same as above):


Subscription Amount: $31,200

Shares: 9,600

Warrant Shares: 2,400

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO DDD SECURITIES PURCHASE AGREEMENT]


      IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Investing Entity: Tag Kent Partners


Signature of Authorized Signatory of Investing entity: /s/ Michael Taglich
                                                       ---------------------

Name of Authorized Signatory: Michael Taglich

Title of Authorized Signatory: General Partner

e-mail address: _______________________


Address for Notice of Investing Entity:


98 Bay Street

Sag Harbor, NY 11963


Address for Delivery of Securities for Investing Entity (if not same as above):


c/o Taglich Brothers

1370 6th Ave, 31st FL

New York, NY 10019




Subscription Amount: $130,000

Shares: 40,000

Warrant Shares: 10,000

EIN Number:  [THIS UNDER SEPARATE COVER]


                           [SIGNATURE PAGES CONTINUE]